Rule 497(e)
File Nos. 333-72042 & 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042           HV-5795 - PremierSolutions Standard (Series A)
333-72042           HV-6775 - PremierSolutions Cornerstone (Series II)
333-72042           HV-6779 - PremierSolutions Standard (Series A-II)
333-151805         HV-6776 - Premier Innovations
333-151805         HV-6777 - Hartford 403(b) Cornerstone Innovations
333-151805         HV-6778 - Premier Innovations (Series II)
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Supplement dated February 3, 2023 to your Prospectus
FUND REORGANIZATION
At the meeting held September 20, 2022, the Board of Trustees for the Invesco American Value Fund (the “Target Fund”) approved the Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund will transfer all of its assets and liabilities to Invesco Value Opportunities Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund that will be distributed to Target Fund shareholders in complete liquidation of the Target Fund.
The Reorganization is expected to be consummated on or about February 10, 2023. Upon closing of the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund that are equal in value to the shares of the Target Fund.
As a result of the Reorganization, if any of your Participant Account value was allocated to the Target Fund Sub-Account, that amount was transferred into the Acquiring Fund Sub-Account. If any portion of your future Contribution is allocated to the Target Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Target Fund Sub-Account was re-allocated automatically to the Acquiring Fund Sub-Account. Effective as of the Closing Date, if you were enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Target Fund Sub-Account, your enrollment was automatically replaced by the Acquiring Fund Sub-Account.
 Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Target Fund is deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.